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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                 Current report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                 July 14, 1999


                         Commission File Number 0-25416

                                   BAOA, INC.
            -------------------------------------------------------
                 (Name of Small Business Issuer in Its Charter)


             CALIFORNIA                                   33-0563989
         -------------------                          -----------------
      (State of Incorporation)              (I.R.S. Employer Identification No.)

      2635 Camino Del Rio South, Suite 210, San Diego, California  92108
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                     (Zip Code)


                                 (619) 291-2262
                               ------------------
              (Registrant's telephone number, including area code)
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ITEM 1  CHANGES IN CONTROL OF REGISTRANT.

        None


ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS.

        None


ITEM 3  BANKRUPTCY OR RECEIVERSHIP.

        None


ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On May 5, 1999, the Board of Directors approved the engagement of S.W. Hatfield, Certified Public Accountants to perform the audit of the Company's financial statements for the year ended December 31, 1998. The Company's previous auditors, Harlan & Boettger, LLP decided to discontinue providing their services to the Company on May 3, 1999.

        During the two most recent years ended December 31, 1996 and 1997, there have been no disagreements with Harlan & Boettger, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

        The audit report of Harlan & Boettger, LLP on the financial statements for the two years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the audit report was modified to include a statement concerning doubts about the Company's ability to continue as a going concern.

        The Company has requested that Harlan & Boettger, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Harlan & Boettger, LLP's letter to the SEC dated May 3, 1999, is filed as Exhibit 16 to the Company's Form 8-K.
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ITEM 5  OTHER EVENTS.

        None


ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None


ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 16     Harlan & Boettger LLP's letter to the SEC


ITEM 8  CHANGE IN FISCAL YEAR

        None




                                   SIGNATURES
                               ------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BAOA, INC.



        Date:  July 14, 1999  /s/ Peter Van Brunt
                              -------------------
                              Peter Van Brunt,
                              President, Principal Executive Officer, Director




        Date:  July 14, 1999  /s/ Steven R. Wright
                              --------------------
                              Steven R. Wright,
                              Treasurer, Principal Financial Officer, Director